INCOME TAX (Schedule of Components of Income Taxes) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Current taxes: In Israel	$ 9,110	$ 4,916	$ 5,841
Current taxes: Outside Israel	4,711	6,954	4,341
Current taxes	13,821	11,870	10,182
Deferred taxes: In Israel	(102)	(300)	(553)
Deferred taxes: Outside Israel	(634)	(143)	(1,605)
Deferred tax expense (benefit)	(736)	(443)	(2,158)
Taxes in respect of prior years: In Israel	(457)	341	2,751	[1]
Taxes in respect of prior years: Outside Israel	117	86	81
Taxes in respect of prior years	(340)	427	2,832
Income tax expense (benefit)	$ 12,745	$ 11,854	$ 10,856

[1]	During November 2020, the Company has received tax assessments from the Israeli tax authority ("ITA") for the years 2016-2018 amounting to approximately NIS 13 million (approximately US$4 million). An amount of approximately NIS 6 million (approximately US$2 million) due to timing differences (this amount was claimed by the Company in its tax filings for the years ended December 31, 2019, 2020 and 2021) related to the deduction of certain expenses for tax purposes. The Company had reached, in November 2020, an agreement with ITA that these amounts will be deducted only during the years 2019-2022. Accordingly, the Company recorded tax expenses in the amount of NIS 9 million (approximately US$3 million) in respect of prior periods, and simultaneously recorded a deferred tax benefit in a similar amount. In addition, the Company was required to pay ITA an amount of NIS 2 million (approximately US$0.6 million) as interest expense. Such amount was recognized as part of financing income, net.